UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2010
I.D. SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15087	22-3270799

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 996-9000
One University Plaza, Hackensack, New Jersey 07601
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 4, 2010, I.D. Systems, Inc. (the “Registrant”) issued a press release regarding financial results for the quarter ended September 30, 2010. A copy of the press release is being furnished as Exhibit 99.1 to this report.
The information in this report is being furnished pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This report, including Exhibit 99.1 furnished herewith, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Registrant’s operations and business environment, which may be beyond the Registrant’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include, without limitation: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations, including integration plans in connection with acquisitions. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for the Registrant’s products to continue to develop, the possibility that the Registrant may not be able to integrate successfully the business, operations and employees of acquired businesses, the inability to protect the Registrant’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Forward-looking statements represent the judgment of management of the Registrant regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Registrant can give no assurance that such expectations will prove to be correct. The Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
As described above, the following exhibit is furnished as part of this report:

Exhibit 99.1	– Press release, dated November 4, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.
By:	/s/ Ned Mavrommatis
	Name:	Ned Mavrommatis
	Title:	Chief Financial Officer
Date: November 4, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated November 4, 2010.